Exhibit 10.3

Execution Version

Omnibus Amendment, Reaffirmation Agreement, and Joinder

This Omnibus Amendment, Reaffirmation Agreement and Joinder (herein, this “Agreement”) is entered into as of March 7, 2018, by and among Turning Point Brands, Inc., a Delaware corporation (the “Borrower”), North Atlantic Trading Company, Inc., a Delaware corporation (“NATC”), Intrepid Brands, LLC, a Delaware limited liability company (“Intrepid”), North Atlantic Cigarette Company, Inc., a Delaware corporation (“NACC”), North Atlantic Operating Company, Inc., a Delaware corporation (“NAOC”), National Tobacco Company, L.P., a Delaware limited partnership (“NTC”), National Tobacco Finance, LLC, a Delaware limited liability company (“NTF”), RBJ Sales, Inc., a Tennessee corporation (“RBJ”), Turning Point Brands, LLC, a Delaware limited liability company (“TPB”), Vapor Beast LLC, a Delaware limited liability company (“Vapor Beast”), and Vapor Shark, LLC, a Delaware limited liability company (“Vapor Shark”; and together with the Borrower, NATC, Intrepid, NACC, NAOC, NTC, NTF, RBJ, TPB, and Vapor Beast, collectively referred to herein as the “Existing Guarantors” or “Existing Grantors” and each individually as an “Existing Guarantor” or “Existing Grantor”), Vapor Shark Miami, LLC, a Florida limited liability company (“VP Miami”), Vapor Shark Hallandale, LLC, a Florida limited liability company (“VP Hallandale”), Vapor Shark Kendall, LLC, a Florida limited liability company (“VP Kendall”), Vapor Shark Pinecrest, LLC, a Florida limited liability company (“VP Pinecrest”), Vapor Shark Palmetto Bay, LLC, a Florida limited liability company (“VP Palmetto Bay”), Vapor Shark Flagami, LLC, a Florida limited liability company (“VP Flagami”), Vapor Shark Coral Springs, LLC (“VP Coral Springs” and together with VP Miami, VP Hallandale, VP Kendal, VP Pinecrest, VP Palmetto Bay, and VP Flagami, collectively, the “New Guarantors” and together with the Existing Guarantors, the “Guarantors”) and Fifth Third Bank, an Ohio banking corporation, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and the other Secured Parties (as defined in the First Lien Guaranty and Security Agreement referred to below).

Recitals

A.        The Borrower, NATC, the other Existing Guarantors party thereto, the lenders party thereto, and the Administrative Agent are parties to a First Lien Credit Agreement dated as of February 17, 2017 (as heretofore amended or otherwise modified, the “Existing Credit Agreement”).

B.         In connection with the Existing Credit Agreement, (i) the Existing Grantors have granted the Administrative Agent a security interest in substantially all of their personal property to secure the Secured Obligations (as defined therein) and (ii) the Existing Guarantors have guaranteed, among other things, the Secured Obligations, in each case, pursuant to a First Lien Guaranty and Security Agreement dated as of February 17, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Guaranty and Security Agreement”).

C.         Concurrently herewith, the Borrower, NATC, the other Existing Guarantors party thereto, the Lenders party thereto, and the Administrative Agent shall enter into an Amended and Restated First Lien Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Credit Agreement shall amend and restate the Existing Credit Agreement in its entirety.

D.        As a condition to entering into the Credit Agreement, the Administrative Agent and the Lenders require, among other things, that (i) each of the Existing Grantors reaffirm their grant to the Administrative Agent of a lien on and security interest in substantially all of their personal property, as described in the First Lien Guaranty and Security Agreement, (ii) each of the Existing Grantors ratify and reaffirm that each of the documents set forth on Exhibit A hereto (collectively, the “Operative Documents” and each individually, an “Operative Document”) to which they are a party remains in full force and effect, except to the extent specifically amended hereby, (iii) each of the Existing Guarantors ratify and reaffirm their payment and performance obligations under the First Lien Guaranty and Security Agreement, (iv) each of the New Guarantors join the First Lien Guaranty and Security Agreement on the terms and conditions set forth in Section 4 hereof, and (v) the Borrower and the Guarantors amend the First Lien Guaranty and Security Agreement on the terms and conditions set forth herein.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.          Incorporation of Recitals; Defined Terms.

The Borrower and the Guarantors acknowledge that the Recitals set forth above are true and correct.  This Agreement shall constitute a Loan Document, and the Recitals shall be construed as part of this Agreement.  Each capitalized term used but not otherwise defined herein, including capitalized terms used in the introductory paragraph hereof and the Recitals, has the meaning assigned to it in the Credit Agreement.

Section 2.          Amendments to the First Lien Guaranty and Security Agreement.

Upon the satisfaction of the conditions precedent set forth in Section 5 below:

2.1          The preamble to the First Lien Guaranty and Security Agreement shall be amended in its entirety to read as follows:

This First Lien Guaranty and Security Agreement (this “Agreement”), dated as of February 17, 2017, among the Persons listed on the signature pages hereof as “Grantors” and/or “Guarantors” and those additional entities that hereafter become parties hereto by executing the form of Joinder attached hereto as Annex 1 or Annex 2 (each, a “Grantor” or “Guarantor” and collectively, the “Grantors” or “Guarantors”, as applicable), and Fifth Third Bank, an Ohio banking corporation, in its capacity as agent for the Lenders and the other Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”).

2.2          The first, third, and fourth whereas clauses to the First Lien Guaranty and Security Agreement shall be amended in their entireties to read as follows:

Whereas, pursuant to that certain First Lien Credit Agreement of even date herewith (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) by and among Turning Point Brands, Inc., a Delaware corporation (the “Borrower”), the Guarantors party thereto, the various institutions from time to time party thereto as Lenders (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a “Lender”) and Administrative Agent, the Lenders have agreed to make certain financial accommodations available to the Borrower from time to time pursuant to the terms and conditions thereof;

Whereas, in order to induce the Lenders to enter into the Credit Agreement and the other Loan Documents, and to induce the Lenders to make financial accommodations to the Borrower as provided for in the Credit Agreement and the other Loan Documents, (a) each Guarantor has agreed to guaranty the Secured Obligations, and (b) each Grantor has agreed to grant to Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in and to the Collateral in order to secure the prompt and complete payment, observance and performance of, among other things, the Secured Obligations; and

Whereas, each Grantor and each Guarantor (other than the Borrower) is a Domestic Subsidiary of the Borrower and will benefit by virtue of the financial accommodations extended to the Borrower by the Secured Parties.

2.3          The definition of “Borrower” appearing in Section 1(a) of the First Lien Guaranty and Security Agreement shall be amended and restated to read in its entirety as follows:

“Borrower” has the meaning specified therefor in the preamble to this Agreement.

2.4          Sections 20, 21, 22, 23(b), 24(b), 26, 29 and 32(d) of the First Lien Guaranty and Security Agreement shall be amended by replacing each reference to the phrase (i) “any Grantor” appearing therein with the phrase “any Grantor or Guarantor”, (ii) “each Grantor” appearing therein with the phrase “each Grantor and Guarantor”,  (iii) “the Grantors” appearing therein with the phrase “the Grantors and the Guarantors” and (iv) “such Grantor” appearing therein with the phrase “such Grantor or such Guarantor”.

2.5          Section 30 of the First Lien Guaranty and Security Agreement shall be amended and restated to read in its entirety as follows:

Section 30.          New Subsidiaries and Changed Status of Existing Subsidiaries. (a) Pursuant to Section 6.14 of the Credit Agreement, certain Subsidiaries (which Subsidiaries are neither Immaterial Subsidiaries or Retail Store Subsidiaries) of the Borrower are required to enter into this Agreement by executing and delivering in favor of Administrative Agent a Joinder to this Agreement in substantially the form of Annex 1. Upon the execution and delivery of Annex 1 by any such Subsidiary, such Subsidiary shall become a Guarantor and a Grantor hereunder with the same force and effect as if originally named as a Guarantor and a Grantor herein.

(b)          Pursuant to Section 6.14 of the Credit Agreement, certain Subsidiaries (which Subsidiaries are Retail Store Subsidiaries) of the Borrower are required to enter into this Agreement by executing and delivering in favor of Administrative Agent a Joinder to this Agreement in substantially the form of Annex 2. Upon the execution and delivery of Annex 2 by any such Subsidiary, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein.

(c)          The execution and delivery of any instrument adding an additional Grantor and Guarantor as a party to this Agreement and or solely as an additional Guarantor as a party to this Agreement shall not require the consent of any other Grantor or Guarantor hereunder. The rights and obligations of each Grantor and Guarantor hereunder shall remain in full force and effect notwithstanding the joinder of any additional Grantor or Guarantor hereunder.

2.6         The First Lien Guaranty and Security Agreement shall be amended to replace each reference to the phrases “applicable Borrower”, “either Borrower”, “each Borrower” and “the Borrowers” appearing therein with the phrase “the Borrower”.

2.7         The reference to “Grantors” on the signature page to the First Lien Guaranty and Security Agreement replaced with the phrase “Guarantors and Grantors.”

2.8         Schedules 1-10 to the First Lien Guaranty and Security Agreement shall be amended and restated in their entireties by Schedules 1-10 attached hereto.

2.9         Annex 1 to the First Lien Guaranty and Security Agreement shall be amended and restated in its entirety by Annex 1 attached hereto.

2.10       The First Lien Guaranty and Security Agreement shall be amended to add to the end thereof Annex 2 attached hereto.

Section 3.          Reaffirmation, Acknowledgment and Agreement.

3.1          In connection with the amendment and restatement of the Existing Credit Agreement, and the amendments to the Operative Documents pursuant to Section 2 of this Agreement, as of the date hereof, each Existing Guarantor and each Existing Grantor, as a guarantor, debtor, grantor, pledgor or in any other similar capacity in which it guaranteed all of the Secured Obligations (including pursuant to Section 2(a) of the First Lien Guaranty and Security Agreement) and/or granted liens on or security interest in its properties under the Operative Documents (including pursuant to Section 3 of the First Lien Guaranty and Security Agreement), (a) ratifies and reaffirms each of the Operative Documents to which it is a party and all of its payment and performance obligations, contingent or otherwise, under each of the Operative Documents to which it is a party, (b) confirms that each Operative Document to which it is a party remains in full force and effect, except as specifically amended hereby, and (c) to the extent it granted liens on or security interests is in any property pursuant to any such Operative Documents, ratifies and reaffirms such grant and confirms that such liens and security interests continue to secure the Secured Obligations under and as defined in the First Lien Guaranty and Security Agreement.  For purposes of clarity, each Existing Guarantor acknowledges and agrees that it is a Guarantor and Grantor under the First Lien and Security Agreement, that it executed such document in such capacities, and that all references in the First Lien Guaranty and Security Agreement to the terms “Guarantor” and “Guarantors” and “Grantor” and “Grantors” include such Existing Guarantors.  Upon satisfaction of the conditions precedent set forth in Section 5 below, all references to the Operative Documents or any of them in the Operative Documents or any other Loan Document shall refer to the applicable Operative Documents as amended hereby, and all references to the Existing Credit Agreement in each of the Operative Documents shall mean and refer to the Existing Credit Agreement, as amended and restated by the Credit Agreement.

3.2          Without limiting the foregoing, each of the Grantors hereby acknowledge and agree that any and all Liens created by the Collateral Documents remain in full force and effect and remain subject to the terms and conditions of that certain Second Lien Intercreditor Agreement dated as of February 17, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), between the Administrative Agent and Prospect Capital Corporation, a Maryland corporation, as Second Lien Collateral Agent, as acknowledged by the Borrower and the Grantors party thereto.

Section 4.          Joinder to First Lien Guaranty and Security Agreement.

Upon the satisfaction after conditions precedent and set forth in Section 5 below, each New Guarantor acknowledges and agrees that it shall be a “Guarantor” party to the First Lien Guaranty and Security Agreement, and that upon such satisfaction, all references in the First Lien Guaranty and Security Agreement to the terms “Guarantor” or “Guarantors” shall be deemed to include the New Guarantors.  Without limiting the generality of the foregoing, each New Guarantor hereby unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, all of the Secured Obligations.

Section 5.          Conditions Precedent.

This Agreement shall become effective upon such date that all of the following conditions precedent are satisfied:

5.1.         The Borrower, the Existing Grantors, the Guarantors and the Administrative Agent shall have executed and delivered this Agreement.

5.2.         Each condition precedent set forth in Section 3.2 of the Credit Agreement shall have been satisfied in a manner reasonably satisfactory to the Administrative Agent or waived by the Administrative Agent.

Section 6.          Miscellaneous.

6.1.         The Borrower, each Guarantor and each Existing Grantor hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect hereto, (a) each of its respective representations and warranties set forth in any of the Operative Documents is true and correct (or, in the case of a representation or warranty not qualified as to materiality, true and correct in all material respects) as of the date hereof, except to the extent such representation relates and warrants relate to an earlier date (and in such case they are true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date); and (b) no Default or Event of Default under the Operative Documents exists or shall result after giving effect to this Agreement.

6.2.         The Borrowers, each Guarantor and each Existing Grantor shall, at the request of the Administrative Agent and at its own expense, do all such acts and things reasonably required to give effect to the amendments effected or to be effected by this Agreement.

6.3.         Except as specifically modified hereby, the Operative Documents shall continue in full force and effect in accordance with their original terms.  Reference to this specific Agreement need not be made in any Operative Document or any other Loan Document, or in any certificate, letter or communication issued or made pursuant to or with respect to any Operative Document or any Loan Document, any reference in any of such items to an Operative Document being sufficient to refer to such Operative Document as modified hereby.

6.4.         Each of the Guarantors and the Existing Grantors acknowledges that the Administrative Agent and the Lenders are relying on the assurances provided herein in entering into the Credit Agreement.

6.5.         The Borrower agrees to pay on demand all costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Agreement, including the reasonable fees and expenses of counsel for the Administrative Agent.

6.6.         Section 1(b) of the First Lien Guaranty and Security Agreement (“Construction”), Section 21 of the First Lien Guaranty and Security Agreement (“Merger, Amendments; Etc.”), Section 22 of the First Lien Guaranty and Security Agreement (“Addresses for Notices”), Section 29 of the First Lien Guaranty and Security Agreement (“Governing Law; Jurisdiction, Waiver of Jury Trial, Etc.”), and Section 32 of the First Lien Guaranty and Security Agreement (“Miscellaneous”) are hereby incorporated herein by reference, and shall apply to this Amendment mutatis mutandis as if fully set forth herein.

6.7.         Proxy and Attorney-In-Fact.  Borrower and the other Credit Parties ratify and reaffirm the validity and enforceability of the appointment of the Administrative Agent as proxy and attorney-in-fact under each applicable Loan Document and reappoints the Administrative Agent as proxy and attorney-in-fact, which appointment is irrevocable and coupled with an interest, for the purpose of carrying out the provisions of the Guaranty Agreements and the other Loan Documents, as applicable.

[Signature Pages to Follow]

This Omnibus Amendment, Reaffirmation Agreement and Joinder is entered into as of the date and year first above written.

“Borrower”

Turning Point Brands, Inc.

By	/s/ Mark A. Stegeman
Name: Mark A. Stegeman
Title: Senior Vice President and Chief Financial Officer

“Existing Guarantors and Existing Grantors”

North Atlantic Trading Company, Inc.
Intrepid Brands, LLC
National Tobacco Company, L.P.
National Tobacco Finance, LLC
North Atlantic Operating Company, Inc.
North Atlantic Cigarette Company,Inc.,
RBJ Sales, Inc.
Turning Point Brands, LLC
Vapor Beast LLC
Vapor Shark, LLC

By	/s/ Mark A. Stegeman
Name: Mark A. Stegeman
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Omnibus Amendment, Reaffirmation Agreement and Joinder
(Turning Point Brands)]

“New Guarantors”

Vapor Shark Miami, LLC
Vapor Shark Hallandale, LLC
Vapor Shark Kendall, LLC
Vapor Shark Pinecrest, LLC
Vapor Shark Palmetto Bay, LLC
Vapor Shark Flagami, LLC
Vapor Shark Coral Springs, LLC

By	/s/ Mark A. Stegeman
Name: Mark A. Stegeman
Title: Senior Vice President and Chief Financial Officer

[Signature Page to Omnibus Amendment, Reaffirmation Agreement and Joinder
(Turning Point Brands)]

“Administrative Agent”

Fifth Third Bank

By	/s/ Matt Ward
	Name:	Matt Ward
	Title:	VP

[Signature Page to Omnibus Amendment, Reaffirmation Agreement and Joinder
(Turning Point Brands)]

Exhibit A

Operative Documents

1.	First Lien Guaranty and Security Agreement dated as of February 17, 2017, by and among the Existing Grantors, Existing Guarantors, and the Administrative Agent, for the benefit of the Secured Parties.

2.	Patent Security Agreement dated February 17, 2017, made by NAOC, Intrepid, and NTC, in favor of the Administrative Agent, for the benefit of the Secured Parties.

3.	Copyright Security Agreement dated February 17, 2017, made by NTC and NAOC in favor of the Administrative Agent, for the benefit of the Secured Parties.

4.	Trademark Security Agreement dated February 17, 2017, made by Intrepid, NTC, NAOC, and TPB in favor of the Administrative Agent, for the benefit of the Secured Parties.

5.	Trademark Security Agreement dated July 28, 2017, made by Vapor Shark in favor of the Administrative Agent, for the benefit of the Secured Parties

6.	Trademark Security Agreement dated January 1, 2018, made by Vapor Beast in favor of the Administrative Agent, for the benefit of the Secured Parties.

7.	Blocked Account Control Agreement dated July 10, 2017, by and among NAOC, NTC, NATC, NTFC, and Intrepid, the Administrative Agent, the Second Lien Collateral Agent.

Schedule 1

Commercial Tort Claims

None.

Schedule 2

Copyrights

Copyright	Registration Number	Registration Date	Owner	Completed/ Published	Status

North Atlantic Operating Company, Inc. 2001	VAu000464855	10/11/2001	North Atlantic Operating Company, Inc.	2001 1/7/2002	Registered

DURANGO ARTWORK	VA 1-125-352	3/18/2002	National Tobacco Company, L.P.	1998 3/10/1998	Registered

TROPHY ARTWORK	VA 1-190-264	3/31/2003	National Tobacco Company, L.P.	1992 3/3/1992	Registered

DURANGO ZIPPER POUCH	VAu 985-273	3/30/2009	National Tobacco Company, L.P.	2008	Registered

SMOKING MAN (Design Only)	VA 1-673-145	6/23/2009	National Tobacco Company, L.P.	2008 4/2/2009	Registered

RED SUPREME (Design)	VAu 1-150-704	10/10/2013	National Tobacco Company, L.P.	2013	Registered

Bobby Stoker (with product)	VA 1-986-222	8/24/2015	National Tobacco Company, L.P.	2014 1/13/2015	Registered

Unregistered work-for-hire original works/designs (Vapor Beast LLC)

1.

2.

3.

Schedule 3

Intellectual Property Licenses

1.
Amended and Restated Distribution and License Agreement, dated as of November 30, 1992, between Bollore S.A. and North Atlantic Operating Company Inc. relating to the distribution of Zip Zag cigarette paper booklets and related products in the United States.

2.
Amended and Restated Distribution and License Agreement, dated as of November 30, 1992, between Bollore S.A. and North Atlantic Operating Company Inc. relating to the distribution of Zig Zag cigarette paper booklets and related products in Canada.

Schedule 4

Patents

Title	Country	Application Number Filing Date	Patent Number/Patent Publication Number Grant/Publication Date	Owner

Cigarette Making Machine	U.S.	29190624 09/23/2003	D494315 08/10/2004	North Atlantic Operating Company, Inc.

Cigarette Making Machine	CA	CA20040106343F 3/23/2004	CA106343(S) 12/28/2005	North Atlantic Operating Company, Inc.

Apparatus Comprising a Check Valve for Dispensing E-Liquids	U.S.	14/680,239 4/7/2015	US20150282530 A1 10/18/2015	Intrepid Brands, LLC.

Apparatus Comprising a Check Valve for Dispensing E-Liquids	WO	PCT/US15/24632 4/7/2015	WO 2015/157224 10/15/2015	Intrepid Brands, LLC.

Electronic Vaporizer	CA	161,794 3/31/2015	161,794 (design patent) 12/10/2015	Intrepid Brands, LLC.

Electronic Vaporizer	CN	201530147486.7 5/15/2015	ZL2015301474867 2/3/2016	Intrepid Brands, LLC.

Electronic Vaporizer	EM	002696443 5/7/2015	002696443-0001/0002 5/7/2015	Intrepid Brands, LLC.

Title	Country	Application Number Filing Date	Patent Number/Patent Publication Number Grant/Publication Date	Owner

Electronic Vaporizer	KR	30-2015-0024925 5/15/2015	N/A	Intrepid Brands, LLC.

Electronic Vaporizer	KR	30-2016-0008897 2/26/2016	N/A	Intrepid Brands, LLC.

Electronic Vaporizer	U.S.	29/509,355 11/17/2014	N/A	Intrepid Brands, LLC.

Electronic Vaporizer	VN	3-2015-00729 5/15/2015	N/A	Intrepid Brands, LLC.

Electronic Vaporizer	VN	3-2016-01027 5/15/2015	N/A	Intrepid Brands, LLC.

Personal Electronic Vaporizer	U.S.	15/013,500 2/2/2016	2016-0227838 A1 8/11/2016	Intrepid Brands, LLC.

Personal Electronic Vaporizer	WO	PCT/US16/16155 2/2/2016	WO 2016/126698 8/11/2016	Intrepid Brands, LLC.

Personal Electronic Vaporizer	U.S.	62/110,838 2/2/2015	N/A	Intrepid Brands, LLC.

Personal Electronic Vaporizer	U.S.	62/326,402 4/22/2016	N/A	Intrepid Brands, LLC.

Personal Electronic Vaporizer	U.S.	62/348,491 6/10/2016	N/A	Intrepid Brands, LLC.

Title	Country	Application Number Filing Date	Patent Number/Patent Publication Number Grant/Publication Date	Owner

Apparatus Comprising a Check Valve for Dispensing E-Liquids	U.S.	61/976,225 4/7/2014	N/A	Intrepid Brands, LLC.

Personal Electronic Vaporizer	CN	2016210327279 8/31/16	N/A	Intrepid Brands, LLC.

Wax Oven for Vaporizer	U.S.	62/372,087 8/8/2016	N/A	National Tobacco Company

Wickless Cartomizer	U.S.	62/374,164 8/12/2016	N/A	Intrepid Brands, LLC

Schedule 5

Pledged Companies

Company	Owner	Jurisdiction of Organization	No. (and type) of Issued Shares/units	Certificate No. (if any)	Percentage of Issuer’s Equity Interests

NATC Holding Company, Inc.	Turning Point Brands, Inc.	DE	10	2	100%

Turning Point Brands, LLC	Turning Point Brands, Inc.	DE	100% interest	N/A	100%

Intrepid Brands, LLC	Turning Point Brands, LLC	DE	100% interest	N/A	100%

North Atlantic Trading Company, Inc.	NATC Holding Company, Inc.	DE	10	V151	100%

National Tobacco Finance Corporation	North Atlantic Trading Company, Inc.	DE	100	4	100%

North Atlantic Operating Company, Inc.	North Atlantic Trading Company, Inc.	DE	100	3	100%

North Atlantic Cigarette Company, Inc.	North Atlantic Trading Company, Inc.	DE	100	3	100%

Stoker, Inc.	North Atlantic Trading Company, Inc.	TN	1130.376	3	100%

National Tobacco Company, L.P.	National Tobacco Finance Corporation	DE	1% interest	N/A	1%

National Tobacco Company, L.P.	North Atlantic Trading Company, Inc.	DE	99% interest	N/A	99%

RBJ Sales, Inc.	Stoker, Inc.	TN	100	2	100%

Fred Stoker & Sons, Inc.	Stoker, Inc.	TN	100	2	100%

Smoke Free Technologies Inc.	North Atlantic Trading Company, Inc.	CA	100,000 Shares	7	100%

Pledged Investment Property

PLEDGED NOTES

None.

SECURITIES ACCOUNTS

None.

COMMODITIES ACCOUNTS

None.

DEPOSIT ACCOUNTS

Company	Bank	Account #	Account Type	Address	Type of Account	Description	Excluded Deposit Account

North Atlantic Operating Co., Inc.	JPMorgan Chase Bank-NAOC	619028038	Commercial Checking	PO Box 32500 Louisville, KY 40232	Deposit Account	No receipt; when funded, deposits come from Main A/C no disbursements, other than outgoing wires to pay Bollore	No
North Atlantic Operating Co., Inc.	JPMorgan Chase Bank-NAOC	00000204167-1062	Savings Letter of Credit	PO Box 32500 Louisville, KY 40232	Deposit Account	Letters of credit to support customs bond and other bonds	Yes
National Tobacco Company, L.P.	JPMorgan Chase Bank	938157575	Commercial Checking	PO Box 32500 Louisville, KY 40232	Deposit Account	Main A/C Incoming ACH Outgoing Wires, AP and lockbox sweeps	No

National Tobacco Company, L.P.	JPMorgan Chase Bank	938158300	NTC Lockbox	PO Box 32500 Louisville, KY 40232	Deposit Account	NTC Lockbox account AR incoming customer deposits sweeps to Main A/C	No
National Tobacco Company, L.P.	JPMorgan Chase Bank	938158623	A/P Disbursements	PO Box 32500 Louisville, KY 40232	Deposit Account	Outgoing Checks Issued sweeps to Main Account	No
National Tobacco Company, L.P.	JPMorgan Chase Bank	131395070	Sales retail checks	PO Box 32500 Louisville, KY 40232	Deposit Account	Sales checks to retailers sweeps to Main Account	No
North Atlantic Trading Co., Inc.	JPMorgan Chase Bank	3002784738	Savings	PO Box 32500 Louisville, KY 40232	Deposit Account	NATC account; $1000 balance	No
National Tobacco Finance, LLC	JPMorgan Chase Bank	3003181462	Savings	PO Box 32500 Louisville, KY 40232	Deposit Account	NTF account; $1000 balance	No
Intrepid Brands, LLC (sub of Turning Point Brands LLC)	JPMorgan Chase Bank	251378006	Commercial Checking	PO Box 32500 Louisville, KY 40232	Deposit Account	Main A/C; Incoming ACH; Outgoing Wires	No
Turning Point Brands LLC (sub of North Atlantic Holding Company)	JPMorgan Chase Bank	253713628	Commercial Checking	PO Box 32500 Louisville, KY 40232	Deposit Account	Main A/C; Incoming ACH; Outgoing Wires	Yes

North Atlantic Holding Company	JPMorgan Chase Bank	3002753493	Commercial Checking	PO Box 32500 Louisville, KY 40232	Deposit Account	NAHC account; $1000 balance	Yes
NATC Holding Company, Inc.	JPMorgan Chase Bank	532685216	Savings	PO Box 32500 Louisville, KY 40232	Deposit Account	NATC Holdings account	Yes
Smoke Free Technologies Inc.	Bank of Southern California	0402007720	Commercial Deposit	3142 Tiger Run Ct., #107 Carlsbad, CA 92010	Deposit Account	SFT account	No
National Tobacco Company, L.P.	BNY Mellon	758880	MSA Escrow Account	525 William Penn Place Pittsburgh, PA 15259	Investment Account	MSA required investment funded by Main A/C either quarterly or annually	Yes
North Atlantic Operating Co., Inc.	BNY Mellon	612415	MSA Escrow Account	525 William Penn Place Pittsburgh, PA 15259	Investment Account	MSA required investment funded by Main A/C either quarterly or annually	Yes
North Atlantic Cigarette Co., Inc.	BNY Mellon	612819	MSA Escrow Account	527 William Penn Place Pittsburgh, PA 15259	Investment Account	MSA required investment funded by Main A/C either quarterly or annually	Yes
RBJ	Regions Morgan Keegan Trust	5097000555	MSA Escrow Account	1100 Ridgeway Loop Road, Suite 100 Memphis, TN 38120	Investment Account	MSA required investment escrow account trust	Yes
Turning Point Brands Inc.	Fifth Third Bank	7146720581	Comm 53 Anlyzd	38 Fountain Square, Cincinnati, OH 45263	Deposit Account		No
Smoke Free Technologies Inc.	Fifth Third Bank	7146720599	Comm 53 Anlyzd	38 Fountain Square, Cincinnati, OH 45263	Deposit Account		No

Schedule 6

Trademarks
[See attached.]

Schedule 7

Name and Jurisdiction of Organization; Chief Executive Office;

Tax Identification Numbers and Organizational Numbers

Name of Grantor or Subsidiary	State of F ormation	Organizational identification number	Federal employer identification number	Chief Executive Office

Turning Point Brands, Inc.	DE	3750086	20-0709285	5201 Interchange Way, Louisville, KY 40229

NATC Holding Company, Inc.	DE	5440563	31-1745504	5201 Interchange Way, Louisville, KY 40229

North Atlantic Trading Company, Inc.	DE	2751946	13-3961898	5201 Interchange Way, Louisville, KY 40229

Turning Point Brands, LLC	DE	5376660	90-1009141	5201 Interchange Way, Louisville, KY 40229

Intrepid Brands, LLC	DE	5376662	90-1008239	5201 Interchange Way, Louisville, KY 40229

National Tobacco Finance Corporation	DE	2555524	13-3888034	5201 Interchange Way, Louisville, KY 40229

North Atlantic Operating Company, Inc.	DE	2760360	22-3535757	5201 Interchange Way, Louisville, KY 40229

North Atlantic Cigarette Company, Inc.	DE	3587553	11-3686023	5201 Interchange Way, Louisville, KY 40229

National Tobacco Company, L.P.	DE	2150354	61-1133037	5201 Interchange Way, Louisville, KY 40229

Fred Stoker & Sons, Inc.	TN	0383804	62-1809726	201 West North Street, Dresden, TN 38225

RBJ Sales, Inc.	TN	0383805	62-1809727	201 West North Street, Dresden, TN 38225

Stoker, Inc.	TN	0194918	62-1328641	201 West North Street, Dresden, TN 38225

Smoke Free Technologies Inc.	CA	C3554854	46-2602783	5201 Interchange Way, Louisville, KY 40229

Schedule 8

[Reserved]

Schedule 9

List of Uniform Commercial Code Filing Jurisdictions

Name of Loan Party	UCC Filing Jurisdiction

Turning Point Brands, Inc.	Delaware

North Atlantic Trading Company, Inc.	Delaware

Turning Point Brands, LLC	Delaware

Intrepid Brands, LLC	Delaware

National Tobacco Finance, LLC	Delaware

North Atlantic Operating Company, Inc.	Delaware

North Atlantic Cigarette Company, Inc.	Delaware

National Tobacco Company, L.P.	Delaware

RBJ Sales, Inc.	Tennessee

Vapor Beast LLC	Delaware

Vapor Shark, LLC	Delaware

Schedule 10

Letter of Credit Rights

None.

Annex 1

Form of Joinder to First Lien Guaranty and Security Agreement

This Joinder to First Lien Guaranty and Security Agreement (this “Agreement”) dated as of this [___] day of [_______] from [______________]  (the “New Guarantor and Grantor”), to Fifth Third Bank, an Ohio banking corporation (“Fifth Third”), as administrative agent for the Secured Parties (defined in the Guaranty and Security Agreement hereinafter identified and defined) (Fifth Third acting as such agent and any successor or successors to Fifth Third in such capacity being hereinafter referred to as the “Administrative Agent”).

Preliminary Statements

A.        Turning Point Brands, Inc., a Delaware corporation (the “Borrower”) and certain other parties have executed and delivered to the Administrative Agent that certain First Lien Guaranty and Security Agreement dated as of February 17, 2017 (such First Lien Guaranty and Security Agreement, as the same may from time to time be amended, modified or restated, including supplements thereto which add additional parties as Guarantors and/or Grantors thereunder, being hereinafter referred to as the “Guaranty and Security Agreement”), pursuant to which such Guarantors (the “Existing Guarantors”) have guaranteed the Secured Obligations (as defined in the Guaranty and Security Agreement) and such Grantors have granted to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in the Existing Grantors’ Collateral (as such term is defined in the Guaranty and Security Agreement) to secure such Secured Obligations.

B.         The Borrower provides the New Guarantor and Grantor with substantial financial, managerial, administrative, and technical support and the New Guarantor and Grantor will benefit, directly and indirectly, from credit and other financial accommodations extended by the Secured Parties to the Borrower.

Now, therefore, for value received, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Secured Parties from time to time, the New Guarantor and Grantor hereby agrees as follows:

1.         The New Guarantor and Grantor acknowledges and agrees that it shall become a “Guarantor” and  “Grantor” party to the Guaranty and Security Agreement effective upon the date the New Guarantor and Grantor’s execution of this Agreement and the delivery of this Agreement to the Administrative Agent, and that upon such execution and delivery, all references in the Guaranty and Security Agreement to the terms “Guarantor”, “Grantor”, “Guarantors”, and “Grantors” shall be deemed to include the New Guarantor and Grantor.  Without limiting the generality of the foregoing, the New Guarantor and Grantor hereby (a) unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, all of the Secured Obligations and (b) repeats and reaffirms all grants, covenants, agreements, representations, and warranties contained in the Guaranty and Security Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Guarantor and Grantor or in which the New Guarantor and Grantor from time to time has any rights.  Also without limiting the foregoing, the New Guarantor and Grantor unconditionally grants, assigns and pledges to Administrative Agent, for the benefit of the Secured Parties, to secure the Secured Obligations, a Lien on and continuing security interest in and to all of such New Guarantor or Grantor’s right, title and interest in and to the Collateral (as defined in the Guaranty and Security Agreement), including, without limitation, all of the New Guarantor and Grantor’s Accounts, Chattel Paper, Instruments, General Intangibles, Letter‑of‑Credit Rights, Supporting Obligations, Deposit Accounts, Investment Property, Inventory, Equipment, Fixtures, Commercial Tort Claims, and all of the other Collateral described in Section 3 of the Guaranty and Security Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth herein in their entirety except that all references in such clauses to the Guarantors and Grantors or any of them shall be deemed to include references to the New Guarantor and Grantor.  Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Administrative Agent under the Guaranty and Security Agreement.

2.         Schedules 1 (Commercial Tort Claims), Schedule 2 (Copyrights), Schedule 3 (Intellectual Property Licenses), Schedule 4 (Patents), Schedule 5 (Pledged Companies; Pledged Investment Property), Schedule 6 (Trademarks), Schedule 7 (Name and Jurisdiction of Organization; Chief Executive Office; Tax Identification Numbers and Organizational Numbers), Schedule 8 (Reserved), Schedule 9 (List of Uniform Commercial Code Filing Jurisdictions), and Schedule 10 (Letter of Credit Rights) to the Guaranty and Security Agreement shall be supplemented by the information stated below with respect to the New Guarantor and Grantor:

Supplement to Schedule 1

Commercial Tort Claims

Supplement to Schedule 2

Copyrights

Supplement to Schedule 3

Intellectual Property Licenses

Supplement to Schedule 4

Patents

Supplement to Schedule 5

Pledged Companies; Pledged Investment Property

Company	Owner	Jurisdiction of Organization	No. (and type) of Issued Shares/units	Certificate No. (if any)	Percentage of Issuer’s Equity Interests

Supplement to Schedule 6

Trademarks

Supplement to Schedule 7

Name and Jurisdiction of Organization; Chief Executive Officer; Tax Identification Numbers and Organizational Numbers

Name of Loan Party	State of Formation	Organizational identification number	Federal employer identification number	Chief Executive Office

Supplement to Schedule 8

Reserved

Supplement to Schedule 9

List of Uniform Commercial Code Filing Jurisdictions

Name of Loan Party	UCC Filing Jurisdiction

Supplement to Schedule 10

Letter of Credit Rights

3.         The New Guarantor and Grantor hereby acknowledges and agrees that the Secured Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Guaranty and Security Agreement to the same extent and with the same force and effect as if the New Guarantor and Grantor had originally been one of the Guarantors and Grantors under the Guaranty and Security Agreement and had originally executed the same as such a Guarantor and Grantor.

4.         All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Guaranty and Security Agreement, except that any reference to the term “Guarantor” or “Grantor” or “Guarantors” or “Grantors” and any provision of the Guaranty and Security Agreement providing meaning to such term shall be deemed a reference to the New Guarantor and Grantor.  Except as specifically modified hereby, all of the terms and conditions of the Guaranty and Security Agreement shall stand and remain unchanged and in full force and effect.

5.         The New Guarantor and Grantor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Administrative Agent may deem necessary or proper to carry out more effectively the purposes of this Agreement.

6.         No reference to this Agreement need be made in the Guaranty and Security Agreement or in any other document or instrument making reference to the Guaranty and Security Agreement, any reference to the Guaranty and Security Agreement in any of such to be deemed a reference to the Guaranty and Security Agreement as modified hereby.

7.         This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of a counterpart hereof by facsimile transmission or by e‑mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

8.         Section 1 of the Guaranty and Security Agreement (Definitions; Construction), Section 21 of the Guaranty and Security Agreement (Merger, Amendments; Etc.), Section 22 of the Guaranty and Security Agreement (Addresses for Notices); Section 28 of the Guaranty and Security Agreement (Survival), Section 29 of the Guaranty and Security Agreement (Governing Law, Jurisdiction, Waiver of Jury Trial, Etc.), and Section 32 of the Guaranty and Security Agreement (Miscellaneous) are hereby incorporated by reference, and shall apply to this Agreement mutatis mutandis as if fully set forth herein.

[Signature Pages to Follow]

[_________________]

By
Name:
Title:

[Signature Page to Joinder to First Lien Guaranty and Security Agreement (Guarantor or Grantor)]

Accepted and agreed to as of the date first above written.

Fifth Third Bank, as Administrative Agent

By
Name
Title

Annex 2

Form of Joinder to First Lien Guaranty and Security Agreement

This Joinder to First Lien Guaranty and Security Agreement (this “Agreement”) dated as of this [___] day of [_______] from [______________]  (the “New Guarantor”), to Fifth Third Bank, an Ohio banking corporation (“Fifth Third”), as administrative agent for the Secured Parties (defined in the Guaranty and Security Agreement hereinafter identified and defined) (Fifth Third acting as such agent and any successor or successors to Fifth Third in such capacity being hereinafter referred to as the “Administrative Agent”).

Preliminary Statements

A.        Turning Point Brands, Inc., a Delaware corporation (the “Borrower”) and certain other parties have executed and delivered to the Administrative Agent that certain First Lien Guaranty and Security Agreement dated as of February 17, 2017 (such First Lien Guaranty and Security Agreement, as the same may from time to time be amended, modified or restated, including supplements thereto which add additional parties as Guarantors and/or Grantors thereunder, being hereinafter referred to as the “Guaranty and Security Agreement”), pursuant to which such Guarantors (the “Existing Guarantors”) have guaranteed the Secured Obligations (as defined in the Guaranty and Security Agreement) and such Grantors (the “Existing Grantors”) have granted to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in the Existing Grantors’ Collateral (as such term is defined in the Guaranty and Security Agreement) to secure such Secured Obligations.

B.         The Borrower provides the New Guarantor with substantial financial, managerial, administrative, and technical support and the New Guarantor will benefit, directly and indirectly, from credit and other financial accommodations extended by the Secured Parties to the Borrower.

Now, therefore, for value received, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Secured Parties from time to time, the New Guarantor hereby agrees as follows:

1.         The New Guarantor acknowledges and agrees that it shall become a “Guarantor” party to the Guaranty and Security Agreement effective upon the date the New Guarantor’s execution of this Agreement and the delivery of this Agreement to the Administrative Agent, and that upon such execution and delivery, all references in the Guaranty and Security Agreement to the terms “Guarantor” or “Guarantors” shall be deemed to include the New Guarantor.  Without limiting the generality of the foregoing, the New Guarantor hereby (a) unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, all of the Secured Obligations and (b) repeats and reaffirms all covenants, agreements, representations, and warranties contained in the Guaranty and Security Agreement as amended hereby, as applicable.  Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Administrative Agent under the Guaranty and Security Agreement.

2.         The New Guarantor hereby acknowledges and agrees that the guaranty of the Secured Obligations is subject to the terms and conditions of the Guaranty and Security Agreement to the same extent and with the same force and effect as if the New Guarantor had originally been one of the Guarantors under the Guaranty and Security Agreement and had originally executed the same as such a Guarantor.

3.         All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Guaranty and Security Agreement, except that any reference to the term “Guarantor” or “Guarantors” and any provision of the Guaranty and Security Agreement providing meaning to such term shall be deemed a reference to the New Guarantor.  Except as specifically modified hereby, all of the terms and conditions of the Guaranty and Security Agreement shall stand and remain unchanged and in full force and effect.

4.         The New Guarantor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Administrative Agent may deem necessary or proper to carry out more effectively the purposes of this Agreement.

5.         No reference to this Agreement need be made in the Guaranty and Security Agreement or in any other document or instrument making reference to the Guaranty and Security Agreement, any reference to the Guaranty and Security Agreement in any of such to be deemed a reference to the Guaranty and Security Agreement as modified hereby.

6.         This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of a counterpart hereof by facsimile transmission or by e‑mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.

7.         Section 1 of the Guaranty and Security Agreement (Definitions; Construction), Section 21 of the Guaranty and Security Agreement (Merger, Amendments; Etc.), Section 22 of the Guaranty and Security Agreement (Addresses for Notices); Section 28 of the Guaranty and Security Agreement (Survival), Section 29 of the Guaranty and Security Agreement (Governing Law, Jurisdiction, Waiver of Jury Trial, Etc.), and Section 32 of the Guaranty and Security Agreement (Miscellaneous) are hereby incorporated by reference, and shall apply to this Agreement mutatis mutandis as if fully set forth herein.

[Signature Pages to Follow]

[_________________]

By
Name:
Title:

[Signature Page to Joinder to First Lien Guaranty and Security Agreement (Guarantor)]

Accepted and agreed to as of the date first above written.

Fifth Third Bank, as Administrative Agent

By
Name
Title